UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 14, 2009
CBS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

51 West 52nd Street, New York, New York	10019
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (212) 975-4321
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On October 14, 2009, CBS re-affirmed its business outlook of full year 2009 OIBDA in the range of $1.725 to $1.925 billion. A press release regarding CBS’s re-affirmation of its business outlook is furnished herewith as Exhibit 99 and is incorporated by reference herein in its entirety.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.                The following Exhibit is furnished as part of this Report on Form 8-K:

Exhibit
Number	Description of Exhibit

99	CBS Corporation Re-Affirms Business Outlook press release dated October 14, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION (Registrant)
By:	/s/ LOUIS J. BRISKMAN
Name:	Louis J. Briskman
Title:	Executive Vice President and General Counsel

Date: October 14, 2009

Exhibit Index

Exhibit
Number	Description of Exhibit

99	CBS Corporation Re-Affirms Business Outlook press release dated October 14, 2009.